SECURITIES PURCHASE AGREEMENT

Net Profits Ten, Inc.
56 Gen Luna Street, Quiapo Metro,
Manila, Philippines

The undersigned (the "Investor") hereby confirms its agreement with you as follows:

          1.      This Securities Purchase Agreement is made as of the date set forth below between Net Profits Ten, Inc., a Nevada corporation (the "Company"), and the Investor, which is one of multiple investors making an aggregate investment of US$ ______. The Company reserves the right to sell additional securities for a larger aggregate investment, without notice to the Investor, and the Investor may experience dilution in respect of any sales beyond the above stated amount.

          2.      The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor for an aggregate purchase price of US$ _____________ (the “Purchase Price”), an aggregate of _______ shares of the Company's common stock, par value $0.0001 per share (the “Common Stock”).

          The Purchase Price is due to the Company with the return of the Securities Purchase Agreement by the Investor. The Purchase Price will be deposited in a separate account maintained by and under the name of the Company, and the funds will be transferred to the Company operating account upon acceptance of the Securities Purchase Agreement by the Company. The acceptance may be as long as sixty days, if not more, after the agreement and payment is made by the Investor, while the Company completes the offering. During the period the Investor funds are held by the Company, they will be at risk of the creditors of the Company claiming rights to such funds, even though the Securities Purchase Agreement has not been accepted.

          3.      The Company and the Investor agree that the purchase and sale of the Common Stock is subject to the Terms and Conditions for Purchase attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit A, the Common Stock issued to the Investor will be issued in the Investor's name and address as set forth below.

          4.      The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, other than as a passive stockholder, if at all, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company that is greater than 5% of the current issued and outstanding shares of common stock as reported in the latest report filed by the Company with the United States Securities and Exchange Commission, and (c) neither it, nor any affiliate of the Investor, has any direct or indirect affiliation or association with any Finance and Regulatory Authority, Inc. ("FINRA") member. Exceptions:

(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: _______________, 2012

By: ____________________
       Name:
       Title:

Address:

AGREED AND ACCEPTED:

NET PROFITS TEN, INC.

By: ____________________
       Name: Marlon Liam
       Title: Authorized Signatory

[SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

Annex I

Terms and Conditions for Purchase of Securities

          1.        Agreement to Sell and Purchase Securities.

          1.1      Purchase and Sale. At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, for the Purchase Price, the Common Stock described in Paragraph 2 of the Securities Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this “Agreement”).

          1.2      Investor. The Investor must execute and deliver a Securities Purchase Agreement, and must complete a Certificate Questionnaire (in the form attached as Exhibit A hereto) and an Investor Questionnaire (in the form attached as Exhibit B hereto) in order to purchase the Common Stock.

          2.        Delivery at Closing. The completion of the purchase and sale of the Common Stock (the “Closing”) shall occur on a date mutually agreed upon by the Company and the Investor (the “Closing Date”). At the Closing, the Company shall instruct its transfer agent to issue (the “Instruction Letter”) to the Investor that number of shares of Common Stock relevant to the investment, as set forth in Paragraph 2 of the Securities Purchase Agreement. In exchange for the delivery of the shares of Common Stock, the Investor shall pay the Purchase Price to the Company by wire transfer of immediately available funds pursuant to the Company's written instructions, if not previously delivered to the Company.

          The Company's obligation to issue and sell the shares of Common Stock to the Investor shall be subject to the satisfaction of the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of a copy of this Agreement executed by the Investor; and (b) the accuracy of the representations and warranties made by the Investor in this Agreement.

          The Investor's obligation to purchase the Common Stock shall be subject to the satisfaction of the following conditions, any one or more of which may be waived by the Investor: (a) the accuracy of the representations and warranties made by the Company in this Agreement; (b) the execution and delivery by the Company of the Instruction Letter; (c) the fulfillment of the obligations of the Company under this Agreement on or prior to the Closing and (d) the closing of the asset acquisition as set forth in that certain Asset Purchase Agreement, dated on or about September 1, 2012 by and among the Company, ”), World Moto (Thailand) Co., Ltd., Chris Ziomkowski and Paul Giles, as amended (“Asset Purchase Agreement”).

          3.        Representations and Warranties of the Company. Except as set forth in the SEC Reports (as defined below), the Company hereby represents and warrants to the Investor as of the date hereof and the Closing Date, as follows:

          3.1      Organization. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Nevada and is in good standing under such laws, and is qualified and in good standing under the laws of each other jurisdiction in which it is required to be so qualified.

          3.2      Corporate Power. The Company has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted. The Company has all requisite legal and corporate power and authority to execute and deliver the Agreement and to carry out and perform its obligations under the terms of the Agreement.

          3.3      Authorization; Validity. The execution, delivery and performance of the Agreement by the Company has been duly authorized by all requisite corporate action and the Agreement constitute the valid and binding obligations of the Company, enforceable against it in accordance with its terms, except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally. The shares of Common Stock when issued pursuant to the Agreement shall be, duly authorized, validly issued, fully paid and non-assessable.

          3.4      Non-Contravention. Neither the execution, delivery nor performance of any of the Agreement has or will result in a violation or conflict with or constitute, with or without the passage of time or giving of notice or both, either a default under any provision of the Company’s articles of incorporation or by-laws or any agreement, instrument or contract to which it is a party or by which it is bound and that has been filed as an exhibit to the SEC Reports.

          3.5      Compliance with Laws. The Company is not in material violation of, and neither the execution, delivery nor performance of the Agreement or any of its terms by the Company has or will result in a material violation of, any federal, state, local or foreign law, rule, regulation, order, judgment or decree applicable to the Company.

          3.6      Accurate Information. All disclosure furnished by the Company to the Investor regarding the Company, its business and the transactions contemplated hereby, is true and correct in all material respects.

          4.        Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as of the date hereof and the Closing Date, as follows:

          4.1      Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in restricted securities of micro-cap companies presenting an investment decision similar to that involved in the purchase of the Common Stock, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Common Stock; (ii) the Investor understands that the shares of Common Stock will be “restricted securities” when issued and will not have been registered under the Securities Act and will be acquiring the shares of Common Stock in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of the securities and has no arrangement or understanding with any other persons regarding the distribution of the Common Stock; and (iii) the Investor has, in connection with its decision to purchase the Common Stock, relied only upon the representations and warranties of the Company contained herein and the information contained in the SEC Reports. The Investor understands that the issuance of the Common Stock to the Investor have not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No person is authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

          4.2      Power. The Investor has all requisite power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

          4.3      Authorization; Validity. The execution, delivery and performance by the Investor of the transactions contemplated by this Agreement have been duly authorized by any necessary corporate or similar action on the part of the Investor. This Agreement has been duly executed by the Investor and constitutes the valid and binding obligation of the Investor, enforceable against it in accordance with its terms, except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

          4.8      Additional Acknowledgement. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person, that it is relying solely upon the representations and warranties of the Company set forth in this Agreement in making its investment decision, and that it is not acting in concert with any other person in making its purchase of the Common Stock hereunder.

          5.        Transfer Restrictions; Legends. Certificates evidencing the shares of Common Stock (the “Legended Shares”) shall each bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form, until such time as they are not required:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

          6.        Public Statements. The Company agrees to disclose on a Current Report on Form 8-K the consummation of the sale of the Common Stock and the material terms thereof, including pricing, which shall be filed with the Securities and Exchange Commission within four Business Days after the Closing. The Company will not issue any public statement, press release or any other public disclosure listing the Investor as a purchaser of the Common Stock without the Investor's prior written consent, except as may be required by applicable law or rules of the Securities and Exchange Commission, any other governmental body or any exchange on which the Company's securities are listed.

          7.        Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered by first-class registered or certified airmail, or internationally recognized overnight express courier, postage prepaid, or by facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the business day received, or (ii) if delivered by an internationally recognized overnight carrier, one business day after timely delivery to such carrier, and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(a) if to the Company, to:	Net Profits Ten, Inc.
56 Gen Luna Street, Quiapo Metro,
Manila, Phillipines

Attention: Mr. Marlon Liam

with a copy to:	Golenbock Eiseman Assor Bell & Peskoe LLP
437 Madison Avenue
New York, New York 10022

Attention: Andrew D. Hudders, Esq.

(b)      if to the Investor, at its address on the signature page to the Securities Purchase Agreement.

          8.        Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

          9.        Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          10.      Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Other than a condition precedent, the Investor has no rights under the Asset Purchase Agreement.

          11.      Governing Law; Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the law of the State of New York, without giving effect to principals of conflict of laws. The parties (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in the courts of the State of New York, County of New York, (ii) waive any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (iii) irrevocably consent to the jurisdiction of the courts of the State of New York, County of New York, in any such suit, action or proceeding, and further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding and agree that service of process upon them mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon them in any such suit, action or proceeding.

          12.      Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

          13.      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party (other than by merger).

          14.      Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of the Common Stock to the Investor.

          15.      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

          16.      Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investor and the Company will be entitled to specific performance under the Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Agreement and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[Remainder of This Page Intentionally Left Blank]

EXHIBIT A

NET PROFITS TEN, INC.
CERTIFICATE QUESTIONNAIRE

                    Please provide us with the following information:

1.	The exact name in which your Shares are to be registered. You may use a nominee name if appropriate:	_________________________________

2.	If a nominee name is listed in response to Item 1 above, the relationship between the Investor and such nominee:	_________________________________

3.	The mailing address of the registered holder listed in response to Item 1 above:	_________________________________

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to Item 1 above:	_________________________________

Note: If the registered holder does not have a Social Security or Tax Identification Number, please provide a copy of the registered holder's passport, or if an entity, a copy of the passport of one of the registered holder's principals.

A-1

EXHIBIT B

NET PROFITS TEN, INC.
INVESTOR QUESTIONNAIRE
(All information will be treated confidentially)

To: Net Profits Ten, Inc.
Manila, Philipines

The undersigned hereby acknowledges the following:

This Investor Questionnaire ("Questionnaire") must be completed by a potential investor in connection with the offer and sale of shares of Common Stock, par value $0.0001 per share (“Shares”), of Net Profits Ten, Inc. (the "Company"). The Shares are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling the securities to such investor. The purpose of this Questionnaire is to assure the Company that the investor will meet the applicable suitability requirements. The information supplied by the undersigned will be used in determining whether the undersigned meets such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. The undersigned's answers will be kept strictly confidential. However, by signing this Questionnaire the undersigned will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Shares will not result in a violation of the Securities Act or the securities laws of any state and that the undersigned otherwise satisfies the suitability standards applicable to the investor of the Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. The undersigned shall print or type its responses and attach additional sheets of paper if necessary to complete its answers to any item.

A.      Background Information

Name:

Business
Address:
(Number and Street); (City) (State); (Zip Code)

Telephone
Number:

Residence
Address:
(Number and Street); (City) (State); (Zip Code)

Telephone Number:          __    _______________________________________________________

Age:	Citizenship:	Where registered to vote:

__________________________	__________________________	__________________________

If a corporation, partnership, limited liability company, trust or other entity:

Type of _____________________________________________________________________
entity:

State of                                                                                                                  Date of
formation:  _____________________________                                        formation:: _____________________________

Social Security or Taxpayer Identification No. __________________________________

Send all correspondence to (check one): _____  Residence Address ____ Business Address

B.           Status as Accredited Investor

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____(1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

_____(2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____(3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, as a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

_____(4) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,0001;

_____(5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____(6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

_____(7) an entity in which all of the equity owners are accredited investors (as defined above).

C.            Representations

The undersigned hereby represents and warrants to the Company as follows:

1.            Any purchase of the Shares would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2.            The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of the Shares by the undersigned or any co-Investor.

3.            There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4.            The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Shares will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Shares.

5.            The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Shares and fully understands that the Shares are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment.

__________________________________________________
1 As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal/primary residence of the investor must be excluded. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

6.           The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned's purchase of the Shares:
________________________________________
________________________________________
________________________________________

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned's purchase of the Shares.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this ____ day of __________, 2012, and declares under oath that it is truthful and correct.

Investor Name:

____________________

Investor Signature:

____________________

Name:
Title:

(required for an Investor that is a corporation, partnership, trust or other entity)